Land Use Rights, Net	12 Months Ended
Dec. 31, 2015
Land use rights
Land use rights, net
Land Use Rights, Net

11.Land Use Rights, Net

Land use rights consisted of the following:

	As of December 31,
	2014	2015	2015
	(RMB)	(RMB)	($)
Land use rights at cost	144,726,756	144,726,756	22,287,600
Accumulated amortization	(8,601,396)	(11,433,974)	(1,760,807)

Total land use rights, net	136,125,360	133,292,782	20,526,793

As of December 31, 2014 and 2015, certain land use rights with an aggregate carrying value of RMB5,712,909 and RMB5,581,879 ($859,597), respectively, were pledged as collateral for borrowings from the financial institutions.

The amortization expenses for the years ended December 31, 2013, 2014 and 2015 were RMB1,570,950, RMB2,832,447 and RMB2,832,578  ($436,211), respectively.

Future amortization of land use rights is as follows:

Years Ending December 31,	(RMB) Amount
2016	2,832,573
2017	2,832,573
2018	2,832,573
2019	2,832,573
2020	2,832,573
Thereafter	119,129,917

Total	133,292,782